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                                RBC FUNDS, INC.

                       SUPPLEMENT DATED DECEMBER 30, 2002
          TO THE PROSPECTUS FOR THE CLASS AB SHARES AND CLASS I SHARES
                             DATED AUGUST 30, 2002
                               (THE "PROSPECTUS")

                           RBC LARGE CAP EQUITY FUND
                            RBC MID CAP EQUITY FUND
                           RBC SMALL CAP EQUITY FUND
                            RBC QUALITY INCOME FUND
                     RBC NORTH CAROLINA TAX-FREE BOND FUND
                           RBC GOVERNMENT INCOME FUND
                                (EACH A "FUND")

     At a meeting held on December 18, 2002, shareholders of each Fund approved a new master investment advisory contract, including an investment advisory contract supplement, between RBC Funds, Inc., on behalf of the Fund, and Voyageur Asset Management Inc. ("Voyageur")(the "New Agreement"). The New Agreement, which became effective as of the date hereof, replaced each Fund's former investment advisory contract with Glenwood Capital Management, Inc. ("Glenwood"). Voyageur and Glenwood, each an indirect wholly-owned subsidiary of Royal Bank of Canada ("RBC"), are affiliated with each other. The change of each Fund's investment adviser from Glenwood to Voyageur was part of a strategic business plan proposed by RBC Financial Group, a North American financial services organization with specialized global businesses which includes both Glenwood and Voyageur.

     Accordingly, the Prospectus is hereby revised as follows:

          1. On the front cover page of the Prospectus, the caption listing the Investment Adviser as Glenwood Capital Management is hereby changed to read:

       INVESTMENT ADVISER
        VOYAGEUR ASSET
        MANAGEMENT INC.
        90 South Seventh St.
        Suite 4300
        Minneapolis, MN 55402

          2. All other references in the Prospectus to "Glenwood Capital Management, Inc.," "GCM" or the "Adviser" are hereby changed to mean Voyageur Asset Management Inc., unless the context requires otherwise.

          3.  In the "Fund Management" Section of the Prospectus:

        - The first paragraph under the heading "Investment Adviser" on p. 18 is hereby replaced by the following:

          Voyageur Asset Management Inc. ("Voyageur") is each Fund's investment adviser. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. RBC employs approximately 50,000 people who serve approximately 10 million personal, business and public sector customers in North America and in some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment adviser since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh St., Suite 4300, Minneapolis, MN 55402. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of October 31, 2002,
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          Voyageur's investment team managed approximately $19.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

        - The information that appears under the heading "Portfolio Managers," beginning on p. 18, is hereby replaced in its entirety by the following:

          Voyageur is responsible for the overall management of each Fund's portfolio. Voyageur employs a team approach to the management of each Fund, except the Mid Cap Equity Fund, which continues to be managed by Forbes Watson. All Funds, other than the Mid Cap Equity Fund, are managed by a team within Voyageur with no individual team member being responsible solely for investment decisions. Each Fund's management team or portfolio manager has access to Voyageur's investment research and other money management resources.

          Forbes Watson serves as portfolio manager for the RBC Mid Cap Equity Fund. Mr. Watson joined Voyageur from Glenwood in 2002 and has 20 years of experience in the investment industry. Mr. Watson worked at Glenwood from December 2000 to December 2002 and at RBC Centura Bank from August 1998 to December 2000. Prior to joining RBC Centura Bank, Mr. Watson was employed as a portfolio manager with ParkSouth Corporation in Jackson, Mississippi from February 1997 to August 1998 and as a portfolio manager with Trustmark National Bank from June 1995 to February 1997. He graduated from the University of North Texas with a Bachelor of Arts degree in Finance and from Millsaps College with a Masters in Business Administration. He is a Level III candidate in the Chartered Financial Analyst program, a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research and a Beta Gamma Sigma honorary member at Millsaps College.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE